Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Zscaler, Inc. for the fiscal quarter ended January 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Zscaler, Inc.

Date:	March 6, 2019	By:	/s/ Jagtar S. Chaudhry
		Name:	Jagtar S. Chaudhry
		Title:	Chief Executive Officer and President
(Principal Executive Officer)

Date:	March 6, 2019	By:	/s/ Remo Canessa
		Name:	Remo Canessa
		Title:	Chief Financial Officer
(Principal Financial Officer)